--------------------------------------------------------------------------------
                     THE BLACKROCK STRATEGIC MUNICIPAL TRUST

                          ANNUAL REPORT TO SHAREHOLDERS

                          REPORT OF INVESTMENT ADVISOR

--------------------------------------------------------------------------------



                                                                January 31, 2000

Dear Shareholder:

     After easing monetary policy three times during the fourth quarter of 1998, the Federal Reserve reversed its trend by raising the Fed funds target rate 75 basis points (to 5.50%) over the course of 1999 in response to robust GDP, low unemployment and rising equity prices. U.S. Treasury yields rose significantly during the past twelve months, with the yield of the 30-year Treasury rising above 6.00% for the first time since May 1998.

     Despite the rise in Treasury yields, continued strong economic growth may spur the Federal Reserve to proactively fight perceived inflation through continued monetary policy tightening in 2000. Until the inflation picture becomes clearer, we expect interest rates to remain largely range-bound. Accordingly, we will continue to seek the most attractive relative value opportunities and utilize our proprietary risk management systems to help the Trust to achieve its investment objectives.

     This report contains a summary of market conditions during the annual period and a review of portfolio strategy by your Trust's managers in addition to the Trust's audited financial statements and a detailed portfolio list of the Trust's holdings. Continued thanks for your confidence in BlackRock. We appreciate the opportunity to help you achieve your long-term investment goals.

Sincerely,

/S/ LAURENCE D. FINK                                    /S/ RALPH L. SCHLOSSTEIN
--------------------                                    ------------------------
    Laurence D. Fink                                        Ralph L. Schlosstein
    Chairman                                                President

                                                                January 31, 2000
Dear Shareholder:

     We are pleased to present the first annual report for The BlackRock Strategic Municipal Trust Inc. ("the Trust") for the fiscal year ended December 31, 1999. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize developments in the fixed income markets and discuss recent portfolio management activity.

     The Trust is a diversified closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BSD". The Trust's investment objective is to provide current income that is exempt from regular Federal income tax consistent with the preservation of capital. The Trust seeks to achieve this objective by investing 80% of its total assets in investment grade (rated "AAA" to "BBB" by a major rating agency or of equivalent quality), and may invest up to 20% of its total assets in non-investment grade (rated Ba/BB or B by a major rating agency or of equivalent quality) tax-exempt general obligation and revenue bonds issued by city, county and state municipalities throughout the United States.

     The table below summarizes the changes in the Trust's stock price and net asset value since inception:

                       ---------------------------------------------------------
                       12/31/99   8/25/99*    CHANGE         HIGH         LOW
--------------------------------------------------------------------------------
Stock Price            $12.50     $15.00     (16.67%)      $15.0625    $12.1875
--------------------------------------------------------------------------------
Net Asset Value (NAV)  $13.39     $14.33      (6.56%)      $14.33      $13.39
--------------------------------------------------------------------------------
--------------
* Commencement of investment operations.

     THE FIXED INCOME MARKETS

     Despite the complete reversal of last year's 0.75% easing by the Federal Reserve (the "Fed"), the expansion of the U.S. economy continues intact. At the end of 1999, the labor markets remain tight, economic growth remains strong and inflation pressures appear restrained by offsetting gains in productivity. However, the factors that should eventually lead to higher interest rates also remain intact: higher equity and commodity prices, a confident consumer, labor markets that continue to tighten and a global recovery that will boost U.S. exports and reduce the trade deficit. Along with consumer confidence, consumer credit continues to advance as evidenced in remarkably strong holiday sales.

     Although the Federal Open Market Committee took no action at their December meeting this should not be interpreted to mean that the threat of inflationary forces has dissipated. We expect that continued above-trend economic strength, tight labor markets and the need to drain the excess liquidity the Fed provided the financial markets in the months leading up to Y2K will warrant additional Fed tightening in 2000. Despite our outlook for additional Fed moves we believe that the market has adequately priced in the degree of tightening necessary to successfully engineer an economic slow down later this year.

     Treasury yields increased significantly during 1999, continuing their year-long loss. Year-to-date the yield of the 30-year Treasury has increased by nearly 139 basis points (1.39%). The yield of the 10-Year Treasury posted a net increase of 179 basis points (1.79%), beginning 1999 at 4.65% and closing on December 31, 1999 at 6.44%. Bond prices, which move inversely to their yields, have continued to be punished as the market reacted to strength of the economy and uncertainty of future Fed action. During the fourth quarter, the short and intermediate sections of the yield curve underperformed the long end of the curve. As we move into 2000, we anticipate a continued flattening of the yield curve as a result of an active Federal Reserve and potential Treasury repurchases of long maturity debt.

     Municipals underperformed the taxable market during the year, posting a pre-tax -2.07% total return as measured by the LEHMAN MUNICIPAL BOND INDEX versus the LEHMAN AGGREGATE'S -0.83%. As interest rates rose to their highest level in four years during the third quarter of 1999, retail demand for municipal securities increased dramatically. This rise in municipal interest rates is directly related to the increase of alternative taxable investment spreads over Treasuries. Currently municipals are substantially cheaper than their long-term average valuations as compared to Treasuries. Unlike the taxable market, which witnessed a surge of supply by issuers trying to avoid potential year-end market dislocations due to Y2K, the volume of new municipal issuance is down significantly from 1998's pace, creating a positive technical environment. We believe that the current market environment offers some of the most attractive investment opportunities in municipals in the last few years.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

     In seeking to achieve its investment objectives, the Trust's portfolio is managed to diversify exposure to various sectors, issuers, revenue sources and types of bonds. BlackRock's investment strategy emphasizes a relative value approach, which allows the Trust to capitalize upon changing market conditions by rotating municipal sectors, credits and coupons.

     Additionally, the Trust employs leverage via auction rate preferred stock to enhance its income by borrowing at short-term municipal rates and investing the proceeds in longer maturity issues that have higher yields. The degree to which the Trust can benefit from its use of leverage may affect its ability to pay high monthly income. While the amount of preferred shares outstanding has remained constant, the percentage of leverage utilized by the Trust fluctuates modestly as the net asset value moves.

     Since inception, the Trust sought to take advantage of tight municipal credit spreads to build a strong credit profile. Specifically, the Trust emphasized higher rated securities over lower rated securities. Additionally, the Trust maintained a defensive coupon structure, which was achieved by adding premium coupons, which positively contributed to the Trust's total returns as interest rates rose during the period.

     The following charts show the Trust's current asset composition and credit quality allocations:

--------------------------------------------------------------------------------
                                SECTOR BREAKDOWN
--------------------------------------------------------------------------------
     SECTOR                                        DECEMBER 31, 1999
--------------------------------------------------------------------------------
     City, County & State                                  28%
--------------------------------------------------------------------------------
     Transportation                                        17%
--------------------------------------------------------------------------------
     Water & Sewer                                         13%
--------------------------------------------------------------------------------
     Industrial & Pollution Control                        12%
--------------------------------------------------------------------------------
     Hospital                                               9%
--------------------------------------------------------------------------------
     Power                                                  8%
--------------------------------------------------------------------------------
     Housing                                                5%
--------------------------------------------------------------------------------
     Tax Revenue                                            5%
--------------------------------------------------------------------------------
     Special District                                       2%
--------------------------------------------------------------------------------
     Lease Revenue                                          1%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            CREDIT RATING*                     DECEMBER 31, 1999
--------------------------------------------------------------------------------
                AAA/Aaa                              58%
--------------------------------------------------------------------------------
                 AA/Aa                               13%
--------------------------------------------------------------------------------
                  A/A                                 7%
--------------------------------------------------------------------------------
                BBB/Baa                               6%
--------------------------------------------------------------------------------
               Not Rated                             16%
--------------------------------------------------------------------------------

----------------
      * Using the higher of Standard & Poor's or Moody's rating.

     We look forward to continuing to manage the Trust to benefit from the opportunities available to investors in the investment grade municipal market. We thank you for your investment and continued interest in The BlackRock Strategic Municipal Trust Inc. Please feel free to call our marketing center at
(800) 227-7BFM (7236) if you have any specific questions which were not addressed in this report.

Sincerely yours,

/s/ Robert S. Kapito                 /s/ Kevin Klingert
--------------------                 ------------------
    Robert S. Kapito                     Kevin Klingert
    Vice Chairman and Portfolio Manager  Managing Director and Portfolio Manager
    BlackRock Advisors, Inc.             BlackRock Advisors, Inc.

--------------------------------------------------------------------------------
             THE BLACKROCK STRATEGIC MUNICIPAL MUNICIPAL TRUST INC.
--------------------------------------------------------------------------------
Symbol on New York Stock Exchange:                                     BSD
--------------------------------------------------------------------------------
Initial Offering Date:                                               8/25/99
--------------------------------------------------------------------------------
Closing Stock Price as  of 12/31/99:                                 $12.50
--------------------------------------------------------------------------------
Net Asset Value as of 12/31/99:                                      $13.39
--------------------------------------------------------------------------------
Yield on Closing Stock Price as of 12/31/99 ($12.50)1                  7.50%
--------------------------------------------------------------------------------
Current Monthly Distribution per Share2:                              $0.078125
--------------------------------------------------------------------------------
Current Annualized Distribution per Share2:                           $0.9375
--------------------------------------------------------------------------------


1 Yield on Closing Stock Price is calculated by dividing the current annualized distribution per share by the closing stock price per share.

2  Distribution is not constant and is subject to change.

--------------------------------------------------------------------------------
THE BLACKROCK STRATEGIC MUNICIPAL TRUST
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
              PRINCIPAL                                                                                     OPTION CALL
  RATING*     AMOUNT                                                                                        PROVISIONS+     VALUE
(UNAUDITED)    (000)                                        DESCRIPTION                                     (UNAUDITED)   (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------
                       LONG-TERM INVESTMENTS--161.6%
                       ALABAMA--17.7%
    AA       $10,000   Alabama St. Pub. Sch. & Coll. Auth. Rev., Cap. Impvt.,
                         Ser. C, 5.75%, 7/01/18 ......................................................   07/09 @ 101.5   $ 9,765,000
  Baa1         3,000   Courtland Ind. Dev. Brd. Solid Waste Disp. Rev., Champion Intl. Corp. Proj.,
                         Ser. A, 6.70%, 11/01/29 .....................................................     11/09 @ 101     2,998,290
   AAA         4,635   Jefferson Cnty. Swr. Rev., Ser. D, 5.75%, 2/01/27, FGIC .......................     02/07 @ 101     4,391,802
                                                                                                                          ----------
                                                                                                                          17,155,092
                                                                                                                          ----------
                       COLORADO--4.3%
   AAA         4,500   Denver City & Cnty. Arpt. Rev., Ser. D, 5.50%, 11/15/25, MBIA .................     11/06 @ 101     4,139,460
                                                                                                                          ----------
                       CONNECTICUT--4.1%
                       Mashantucket Western Pequot Tribe, Spec. Rev.,
  BBB-         1,500     Ser. A, 5.50%, 9/01/28 ......................................................     09/09 @ 101     1,295,445
  Baa3         3,000     Ser. B, 5.75%, 9/01/27 ......................................................     09/07 @ 102     2,691,180
                                                                                                                           ---------
                                                                                                                           3,986,625
                                                                                                                           ---------
                       FLORIDA--4.4%
                       Florida Hsg. Fin. Corp. Rev., Sunset Place, Ser. K-1,
     A         2,400     6.00%, 10/01/19 .............................................................     10/09 @ 102     2,318,280
     A         2,000     6.10%, 10/01/29 .............................................................     10/09 @ 102     1,910,300
                                                                                                                           ---------
                                                                                                                           4,228,580
                                                                                                                           ---------
                       HAWAII--6.0%
   AAA         2,500   Hawaii St. Dept. Budget & Fin. Spec. Purp. Rev., Hawaiian Elec. Co. Inc.,
                         Ser. D, 6.15%, 1/01/20, AMBAC ...............................................     01/09 @ 101     2,485,475
   AAA         3,750   Hawaii St. Harbor Cap. Impvt. Rev., 5.50%, 7/01/27, MBIA ......................     07/07 @ 102     3,387,225
                                                                                                                           ---------
                                                                                                                           5,872,700
                                                                                                                           ---------
                       ILLINOIS--12.3%
   AAA         5,000   Chicago Illinois Brd. Ed., Chicago Sch. Reform, 5.75%, 12/01/27, AMBAC ........     12/07 @ 102     4,709,150
   AAA         3,445   Chicago Sales Tax Rev., 5.375%, 1/01/27, FGIC .................................     01/08 @ 102     3,066,360
   AAA         4,500   Met. Pier & Expo. Auth. Tax Rev., McCormick Pl. Expn. Proj.,
                         Ser. A, 5.50%, 12/15/24, FGIC ...............................................     12/09 @ 101     4,123,530
                                                                                                                           ---------
                                                                                                                          11,899,040
                                                                                                                           ---------
                       MASSACHUSETTS--4.5%
   AAA         4,500   Massachusetts St. Wtr. Poll. Abatement Trust, Ser. 5, 5.75%, 8/01/18 ..........     08/09 @ 101     4,418,595
                                                                                                                           ---------
                       MICHIGAN--2.0%

   AAA         2,000   Michigan St. Hosp. Fin. Auth. Rev., Mercy Hlth. Svcs., 5.75%, 8/15/19, MBIA ...     08/09 @ 101     1,915,700
                                                                                                                          ----------
                       NEW JERSEY--5.8%

    BB         6,000   New Jersey Econ. Dev. Auth. Spec. Fac. Rev., Continental Airlines Inc. Proj.,
                         6.25%, 9/15/19 ..............................................................     09/09 @ 101     5,598,180
                                                                                                                          ----------
                       NEW YORK--4.0%

   Aa2         4,000   New York St. Mtge. Agcy. Rev., Homeowner Mtge., Ser. 85, 5.70%, 10/01/17 ......     09/09 @ 100     3,876,640
                                                                                                                          ----------
                       OKLAHOMA--4.3%

   AAA         4,500   Edmond Pub. Wks. Auth. Util. Rev., 5.625%, 7/01/24, AMBAC .....................     07/09 @ 100     4,202,730
                                                                                                                          ----------
                       PENNSYLVANIA--27.8%

   AAA         4,000   Allegheny Cnty. San. Auth. Swr. Rev., 5.375%, 12/01/24, MBIA ..................     12/07 @ 102     3,606,880
   AAA         4,500   Delaware Valley Regl. Fin. Auth., Ser. A, 5.50%, 8/01/28, AMBAC ...............    No Opt. Call     4,182,615
                       Lehigh Cnty. Gen. Purp. Auth. Rev., Kidspeace Oblig. Group,
    NR         2,250     6.00%, 11/01/23 .............................................................     11/08 @ 102     1,961,663
    NR         2,335     6.20%, 11/01/14 .............................................................     11/09 @ 102     2,168,444
    A-         4,000   Montgomery Cnty. Ind. Dev. Auth. Rev., Retirement Life Cmnty.,
                         5.25%, 11/15/28 .............................................................     11/08 @ 101     3,232,320

                       See Notes to Financial Statements.

                                       5


------------------------------------------------------------------------------------------------------------------------------------
              PRINCIPAL                                                                                     OPTION CALL
  RATING*     AMOUNT                                                                                        PROVISIONS+     VALUE
(UNAUDITED)    (000)                                        DESCRIPTION                                     (UNAUDITED)   (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------
                       PENNSYLVANIA (CONTINUED)
  BBB+       $ 2,500   Pennsylvania Econ. Dev. Fin. Auth., Solid Waste Disp. Rev., USG Corp. Proj.,
                         6.00%, 6/01/31 ..............................................................     06/09 @ 102   $ 2,289,750
   AAA         8,500   Philadelphia Sch. Dist. G.O., Ser. C, 5.75%, 3/01/29, MBIA ....................     03/10 @ 100     8,074,405
   AAA         1,500   Washington Cnty. Auth. Rev., Cap. Fdg. & Equip. Proj.,
                         6.15%, 12/01/29, AMBAC ......................................................    No Opt. Call     1,495,980
                                                                                                                          ----------
                                                                                                                          27,012,057
                                                                                                                          ----------
                       SOUTH CAROLINA--15.3%
   Aa1         4,500   Richland Cnty. Sch. Dist. No. 001 G.O., 5.60%, 3/01/24 ........................     03/10 @ 100     4,249,485
   AAA         4,500   So. Carolina St. Pub. Svc. Auth. Rev., Ser. A, 5.50%, 1/01/18, MBIA ...........     01/10 @ 101     4,258,260
   Aaa         7,000   So. Carolina Trans. Infrastructure Bank Rev., Ser. A, 5.375%, 10/01/24, AMBAC .     10/09 @ 101     6,371,610
                                                                                                                          ----------
                                                                                                                          14,879,355
                                                                                                                          ----------
                       TENNESSEE--11.0%
     A         3,750   Maury Cnty. Ind. Dev. Brd., P.C.R., Saturn Corp. Proj., 6.50%, 9/01/24 ........     09/04 @ 102     3,821,887
   AAA         7,010   Memphis Shelby Cnty. Arpt. Auth. Arpt. Rev., Ser. D, 6.00%, 3/01/24, AMBAC ....     03/10 @ 101     6,826,128
                                                                                                                          ----------
                                                                                                                          10,648,015
                                                                                                                          ----------
                       TEXAS--25.5%
  Baa1         5,000   Brazos River Auth., Coll. Utils. Elec. Co., Ser. C, 5.55%, 6/01/30, P.C.R. ....     04/08 @ 102     4,233,900
  Baa1         6,500   Dallas Ft. Worth Intl. Arpt. Fac. Impt. Rev.,
                         Amer. Airlines Inc., 6.375%, 5/01/35 ........................................     11/09 @ 101     6,098,430
   AAA         7,000   Houston Wtr. & Swr. Sys. Rev., Ser. A, 5.375%, 12/01/27, FGIC .................     12/07 @ 101     6,288,590
   AAA         1,500   Lower Colorado River Auth. Rev., Ser. A, 5.50%, 5/15/21, AMBAC ................     05/09 @ 101     1,391,340
   AAA         7,030   Travis Cnty. Hlth. Facs. Dev. Corp. Rev., Ascension Hlth., Ser. A,
                         5.875%, 11/15/24, AMBAC .....................................................     11/09 @ 101     6,724,265
                                                                                                                          ----------
                                                                                                                          24,736,525
                                                                                                                          ----------
                       UTAH--6.3%
   AAA         4,000   Intermountain Pwr. Agcy. Pwr. Supply Rev., Ser. B, 5.75%, 7/01/19, MBIA .......     07/07 @ 102     3,867,560
    AA         2,315   Salt Lake Cnty. Mun. Bldg. Auth. Lease Rev., 5.60%, 10/01/21 ..................     10/01 @ 100     2,200,222
                                                                                                                          ----------
                                                                                                                           6,067,782
                                                                                                                          ----------
                       VIRGINIA--1.7%
   AAA         1,750   Virginia St. Res. Auth. Clean Wtr. Rev., 5.625%, 10/01/22 .....................     10/10 @ 100     1,673,053
                                                                                                                          ----------
                       WASHINGTON--4.6%

   AA+         4,750   Washington St. G.O., Ser. 2000 A, 5.625%, 7/01/24 .............................     07/09 @ 100     4,447,615
                                                                                                                          ----------
                       Total Long-Term Investments (cost $162,304,557)................................                   156,757,744
                                                                                                                         -----------
                                                      See Notes to Financial Statements.

                                        6


------------------------------------------------------------------------------------------------------------------------------------
              PRINCIPAL                                                                                     OPTION CALL
  RATING*     AMOUNT                                                                                        PROVISIONS+     VALUE
(UNAUDITED)    (000)                                        DESCRIPTION                                     (UNAUDITED)   (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------
                       SHORT-TERM INVESTMENTS--0.8%
                       CALIFORNIA--0.3%
   A1+          $300   Regl. Arpts. Impt. Corp., Term. Facs.,
                         Los Angeles Intl. Arpt., 4.30%, 1/03/00, FRDD** ................................        N/A    $   300,000
                                                                                                                         ----------
                       MONEY MARKET FUNDS--0.5%
    NR           223   Federated Tax Free Obligation ....................................................        N/A        223,077
    NR           223   State Street Global Advisors Tax Free ............................................        N/A        223,077
                                                                                                                         ----------
                                                                                                                            446,154
                                                                                                                         ----------
                       Total Short-Term Investments (cost $746,154) .....................................                   746,154
                                                                                                                         ----------
                       TOTAL INVESTMENTS--162.4% (COST $163,050,711) ....................................              $157,503,898
                       Other assets in excess of liabilities--1.5% ......................................                 1,466,732
                       Liquidation value of preferred stock--(63.9%) ....................................               (62,000,000)
                                                                                                                       ------------
                       NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS--100% ...............................              $ 96,970,630
                                                                                                                       ============

--------------------
   * Using the higher of Standard & Poor's or Moody's rating.

  ** For purposes of amortized cost valuation, the maturity date of this instrument is considered to be the earlier of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.

   + Option call provisions: date (month/year) and price of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.


-----------------------------------------------------------------------------------------------------
         THE FOLLOWING ABBREVIATIONS ARE USED IN PORTFOLIO DESCRIPTIONS:
AMBAC-- American Municipal Bond Assurance Corporation   G.O.  -- General Obligation
FGIC -- Financial Guaranty Insurance Company            MBIA  -- Municipal Bond Insurance Association
FRDD -- Floating Rate Daily Demand                      P.C.R.-- Pollution Control Revenue
-----------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK STRATEGIC MUNICIPAL TRUST
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999
--------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $163,050,711) (Note 1) ..............  $157,503,898
Interest receivable .............................................     2,337,937
                                                                   ------------
                                                                    159,841,835
                                                                   ------------
LIABILITIES
Dividends payable--common stock .................................       565,709
Offering costs payable (Note 4) .................................       114,736
Investment advisory fee payable (Note 2) ........................        96,681
Dividends payable--preferred stock ..............................        19,876
Other accrued expenses ..........................................        74,203
                                                                   ------------
                                                                        871,205
                                                                   ------------
NET INVESTMENT ASSETS ...........................................  $158,970,630
                                                                   ============
Net investment assets were comprised of:
  Common shares of beneficial interest:
    Par value (Note 4) ..........................................  $      7,241
    Paid-in capital in excess of par ............................   102,584,544
  Preferred shares of beneficial interest (Note 4) ..............    62,000,000
                                                                   ------------
                                                                    164,591,785
  Undistributed net investment income ...........................        55,929
  Accumulated net realized loss .................................      (130,271)
  Net unrealized depreciation ...................................    (5,546,813)
                                                                   ------------
Net investment assets, December 31, 1999 ........................  $158,970,630
                                                                   ============
Net assets applicable to common shareholders ....................  $ 96,970,630
                                                                   ============
Net asset value per common shares of beneficial interest:
   ($96,970,630 / 7,241,081 shares of
   common shares of beneficial interest
   issued and outstanding) ......................................  $      13.39
                                                                         ======
--------------------------------------------------------------------------------
THE BLACKROCK STRATEGIC MUNICIPAL TRUST
STATEMENT OF OPERATIONS
FOR THE PERIOD AUGUST 25,1999* THROUGH
DECEMBER 31, 1999
--------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
  Interest and discount earned ..................................  $  2,428,813
                                                                   ------------
Expenses
  Investment advisory .............................................     270,167
  Reports to shareholders .........................................      30,000
  Independent accountants .........................................      21,500
  Auction agent ...................................................      24,000
  Custodian .......................................................       9,500
  Trustees ........................................................       7,500
  Legal ...........................................................       5,500
  Transfer agent ..................................................       5,500
  Miscellaneous ...................................................      15,715
                                                                   ------------
  Total expenses ..................................................     389,382
                                                                   ------------
  Less expenses waived by advisor (Note 2) ........................    (112,570)
  Net expenses ....................................................     276,812
                                                                   ------------
Net investment income ...........................................     2,152,001
                                                                   ------------
REALIZED AND UNREALIZED LOSS
ON INVESTMENTS
Net realized loss on investments ................................      (130,271)
Net change in unrealized depreciation
   on investments ...............................................    (5,546,813)
                                                                   ------------
Net loss on investments .........................................    (5,677,084)
                                                                   ------------
NET DECREASE IN NET INVESTMENT ASSETS
RESULTING FROM OPERATIONS .......................................  $ (3,525,083)
                                                                    ============

----------------
*Commencement of investment operations (Note 1).

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK STRATEGIC MUNICIPAL TRUST
STATEMENT OF CHANGES IN NET INVESTMENT ASSETS
--------------------------------------------------------------------------------

                                                                                 FOR THE PERIOD
                                                                                AUGUST 25, 1999*
                                                                                     THROUGH
                                                                                  DECEMBER 31,
                                                                                      1999
                                                                                ----------------
INCREASE (DECREASE) IN NET INVESTMENT ASSETS
OPERATIONS:
  Net investment income .....................................................     $2,152,001
  Net realized loss on investments ..........................................       (130,271)
  Net change in unrealized depreciation on investments ......................     (5,546,813)
                                                                                  ----------
    Net decrease in net investment assets resulting from operations .........     (3,525,083)
                                                                                  ----------
DIVIDENDS:
  To common shareholders from net investment income .........................     (1,697,129)
  To preferred shareholders from net investment income ......................       (398,943)
                                                                                  ----------
    Total dividends .........................................................     (2,096,072)
                                                                                  ----------
CAPITAL STOCK TRANSACTIONS:
  Net proceeds from initial public offering of Trust's common stock .........     95,776,291
  Net proceeds from underwriters' over-allotment option .....................      7,634,959
  Net proceeds from preferred stock issuance ................................     61,080,532
                                                                                  ----------
    Net proceeds from capital stock transactions ............................    164,491,782
                                                                                 -----------
      Total increase ........................................................    158,870,627
NET INVESTMENT ASSETS
Beginning of period .........................................................        100,003
                                                                                 -----------
End of period (including undistributed net investment income of $55,929) ....   $158,970,630
                                                                                ============

--------------
*Commencement of investment operations (Note 1).

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK STRATEGIC MUNICIPAL TRUST
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                               FOR THE PERIOD
                                                                              AUGUST 25, 1999**
                                                                                   THROUGH
                                                                                DECEMBER 31,
PER COMMON SHARE OPERATING PERFORMANCE:                                             1999
                                                                                -------------
Net asset value, beginning of period ......................................            14.33#
                                                                                  ----------
  Net investment income .....................................................           0.30
  Net realized and unrealized loss on investments ...........................          (0.79)
                                                                                  ----------
Net decrease from investment operations .....................................          (0.49)
                                                                                  ----------
Dividends:
  Dividends from net investment income to:
    Common shareholders .....................................................          (0.23)
    Preferred shareholders ..................................................          (0.06)
                                                                                  ----------
  Total dividends ...........................................................          (0.29)
                                                                                  ----------
Capital charge with respect to issuance of common shares ....................          (0.03)
Capital charge with respect to issuance of preferred shares .................          (0.13)
                                                                                  ----------
Total capital charges ........................................................         (0.16)
                                                                                  ----------
Net asset value, end of period* ..............................................       $ 13.39
                                                                                  ==========
Market value, end of period* .................................................       $ 12.50
                                                                                  ==========
TOTAL INVESTMENT RETURN ......................................................        (15.17)%
                                                                                  ==========
RATIOS TO AVERAGE NET ASSETS OF COMMON
  SHAREHOLDERS***:
Expenses before fee waiver++ .................................................          1.13%
Net investment income after fee waiver and before preferred stock dividends++.          6.24%
Preferred stock dividends ....................................................          1.16%
Net investment income available to common shareholders .......................          5.08%

SUPPLEMENTAL DATA:
Average net assets of common shareholders (in thousands) .....................      $ 98,300
Portfolio turnover ...........................................................             4%
Net assets of common shareholders, end of period (in thousands) ..............      $ 96,971
Preferred stock outstanding (in thousands) ...................................      $ 62,000
Asset coverage per share of preferred stock, end of period ...................      $ 64,109

-----------------
   * Net asset value and market value are published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.
  ** Commencement of investment operations (Note 1).
 *** Annualized.
   + Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of the period reported. Dividends are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. This calculation does not reflect brokerage commissions. Total investment return for a period less than one year is not annualized.
  ++ Ratios calculated on the basis of income and expenses applicable to both the common and preferred shares relative to the average net assets of common shareholders. The annualized ratio of expenses after the fee waiver is 0.80%.
   # Net asset value immediately after the closing of the first public offering was $14.30.

The information above represents the audited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the period indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common stock.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK STRATEGIC
MUNICIPAL TRUST
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
NOTE 1. ORGANIZATION & ACCOUNTING POLICIES

The BlackRock Strategic Municipal Trust (the "Trust") was organized in Delaware on June 17, 1999 as a diversified, closed-end management investment company. The Trust had no transactions until August 19, 1999 when it sold 6,981 shares of common stock for $100,003 to BlackRock Advisors, Inc. Investment operations commenced on August 25, 1999. The Trust's investment objectives are to provide current income exempt from regular Federal income tax and to invest in municipal bonds that over time will perform better than the broader municipal bond market. The ability of insurers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

   The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: Municipal securities (including commitments to purchase such securities on a "when-issued" basis) are valued on the basis of prices provided by dealers or pricing services approved by the Trustees. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trustees.

Short-term securities having a remaining maturity of 60 days or less are valued at amortized cost which approximates market value.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust accretes original issue discount and amortizes premium on securities purchased using the interest method.

FEDERAL INCOME TAXES: It is the Trust's intention to elect to be treated as a regulated investment company under the Internal Revenue Code and to distribute sufficient net income to shareholders. For this reason and because substantially all of the Trust's gross income consists of tax-exempt interest, no Federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions to common shareholders monthly from net investment income, net realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 4.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2. AGREEMENTS

The Fund has an Investment Advisory Agreement with BlackRock Advisors, Inc. (the "Advisor"), a wholly-owned subsidiary of BlackRock, Inc., which in turn is an indirect majority-owned subsidiary of PNCBank, N.A. The investment management agreement covers both investment advisory and administration services.

     The investment advisory fee paid to the Advisor is computed weekly and payable monthly at an annual rate of 0.60% of the Trust's average weekly net investment assets. The Advisor has undertaken to waive fees and expenses as follows:Through year ended 12/31/04 by 0.25%, for year ended 12/31/05 by 0.20%, for year ended 12/31/06 by 0.15%, for year ended 12/31/07 by 0.10% and for year ended 12/31/08 by 0.05%. Pursuant to the agreement the Advisor waived fees of $112,570 during the period ended December 31, 1999.

     Pursuant to the agreement, the Advisor provides continuous supervision of the investment portfolio, pays the compensation of officers of the Trust who are affiliated persons of the Advisor, and pays occupancy and certain clerical and accounting costs. The Trust bears all other costs and expenses.

NOTE 3. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments for the period ended December 31, 1999 aggregated $166,925,340 and $4,501,670, respectively.

     The federal income tax basis of the Trust's investments at December 31, 1999 was the same as the basis for financial reporting purposes, and accordingly, gross and net unrealized depreciation was $5,546,813.

     For Federal income tax purposes, the Trust had a capital loss carryforward at December 31, 1999 of approximately $130,000 which will expire in 2007. Accordingly, no capital gain distribution is expected to be paid to shareholders until net gains have been realized in excess of such amount.

NOTE 4. CAPITAL

There are an unlimited number of $.001 par value of common shares of beneficial interest authorized. Of the 7,241,081 common shares of beneficial interest outstanding at December 31, 1999, the Advisor owned 6,981 shares.

     Transactions in common shares of beneficial interest for the period August 25, 1999 (commencement of investment operations) to December 31, 1999 were as follows:

Shares issued in connection with
  initial public offering                               6,700,000
Shares issued in connection with the exercise
  of the underwriters' overallotment option               534,100
                                                        ---------
Net increase in shares outstanding                      7,234,100
                                                        =========

     Underwriting discounts of $4,883,017 and offering costs of $217,232 incurred in connection with the Trust's offering of common shares have been charged to paid-in capital in excess of par of the common shares.

     The Trust may classify or reclassify any unissued common shares of beneficial interest into one or more series of preferred shares of beneficial interest. On November 5, 1999 the Trust reclassified 2,480 shares of common shares of beneficial interest and issued a series of Auction Market Preferred shares (Preferred shares) Series W7. The preferred shares have a liquidation value of $25,000 per share plus any accumulated but unpaid dividends. Underwriting discounts $620,000 and offering costs $299,468 incurred in connection with the preferred shares offering have been charged to paid-in capital in excess of par at the common shares.

     Dividends on Series W7 are cumulative at a rate which is reset every 7 days based on the results of an auction. Divi-dend rates ranged from 2.875% to 5.85% during the period ended December 31, 1999.

     The Trust may not declare dividends or make other distributions to common shares or purchase any such shares if, at the time of the declaration, distribution, or purchase, asset coverage with respect to the outstanding Preferred shares would be less than 200%.

     The Preferred shares are redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends whether or not declared. The Preferred shares are also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Declaration of Trust are not satisfied.

     The holders of Preferred shares have voting rights equal to the holders of common shares (one vote per share) and will vote together with holders of common shares as a single class. However, holders of Preferred shares are also entitled to elect two of the Trust's directors. In addition, the Investment Company Act of 1940 requires that, along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the preferred shares, and
(b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

NOTE 5. DIVIDENDS

Subsequent to December 31, 1999, the Board of Directors of the Trust declared a dividend from undistributed earnings of $0.078125 per common share payable February 1, 2000, to shareholders of record on January 19, 2000.

     For the period January 1, 2000 through January 31, 2000, dividends declared on Preferred Stock totalled $218,952.

--------------------------------------------------------------------------------
                     THE BLACKROCK STRATEGIC MUNICIPAL TRUST
                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
The Shareholders and Trustees of
The BlackRock Strategic Municipal Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The BlackRock Strategic Municipal Trust Inc. as of December 31, 1999 and the related statement of operations, changes in net assets and the financial highlights for the period from August 25, 1999 (commencement of investment operations)to December 31, 1999. These financial statements and the financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1999 by corres-pondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The BlackRock Strategic Municipal Trust Inc. at December 31, 1999, and the results of its operations, the changes in its net assets and its financial highlights for the respective stated period in conformity with generally accepted accounting principle.

/S/ DELOITTE & TOUCHE LLP
-------------------------
    Deloitte & Touche LLP
    New York, New York
    February 11, 2000

--------------------------------------------------------------------------------
                     THE BLACKROCK STRATEGIC MUNICIPAL TRUST
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

     Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent, as dividend disbursing agent.

     The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the transfer agent will acquire shares for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of unissued but authorized shares from the Trust ("newly issued shares") or (ii) by purchase of outstanding shares on the open market, on the New York Stock Exchange or elsewhere ("open-market purchases"). If, on the dividend payment date the net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the transfer agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share (but in no event less than 95% of the then current market price per share) on the date the shares are issued, if, on the dividend payment, the net asset value per share is greater than the market value per share (such condition being referred to herein as "market discount"), the transfer agent will invest in the dividend amount in shares acquired on behalf of the participants in open market purchases.

     Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment for any fraction of a Trust share.

     The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

     The Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The address is the front of this report.

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

     There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

     We have transitioned into the Year 2000, and it is business as usual at BlackRock.

--------------------------------------------------------------------------------
                     THE BLACKROCK STRATEGIC MUNICIPAL TRUST
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVES
The BlackRock Strategic Municipal Trust's investment objectives are to provide current income exempt from regular Federal income tax consistent with the preservation of capital and to invest in municipal bonds that over time will perform better than the broader municipal bond market.

WHO MANAGES THE TRUST?
BlackRock Advisors, Inc. (the "Advisor") is an SEC-registered investment advisor. As of December 31, 1999, BlackRock and its affiliates (together, "BlackRock") managed $165 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. Domestic fixed income strategies utilize the government, mortgage, corporate and municipal bond sectors. BlackRock manages twenty-two closed-end funds that are traded on either the New York or American stock exchanges, and a $27 billion family of open-end equity and bond funds. BlackRock manages over 580 accounts, domiciled in the United States and overseas.

WHAT CAN THE TRUST INVEST IN?
Under normal conditions, the Trust expects to continue to manage its assets so that at least 80% of its investments are rated at least investment grade ("BBB" by Standard & Poor's or "Baa" by Moody's Investor Services) and up to 20% of its assets are rated below investment grade (Ba/BB or B) or that are unrated but deemed to be of comparable quality by the Advisor.

WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?
The Advisor will manage the assets of the Trust in accordance with the Trust's investment objective and policies to seek to achieve its objective by investing substantially all of its assets in municipal debt securities that pay interest that is exempt from regular Federal income tax. As such, the Advisor actively manages the assets in relation to market conditions and interest rate changes. Depending on yield and portfolio allocation considerations, the Advisor may choose to invest a portion of the Trust's assets in securities which pay interest that is subject to AMT (alternative minimum tax). The Trust intends to invest primarily in long-term bonds and expects bonds in its portfolio to maintain an average portfolio maturity of at least 15 years, but the average may be shortened or lengthened from time to time depending on market conditions.

Under current market conditions the use of leverage increases the income earned by the Trust. The Trust employs leverage primarily through the issuance of preferred shares. Preferred shareholders will receive dividends based on short-term rates in exchange for allowing the Trust to borrow additional assets. These assets will be invested in longer-term assets which typically offer higher interest rates and the difference between the cost of the dividends paid to preferred shareholders and the interest earned on the longer-term securities will provide higher income levels for common shareholders in most interest rate environments. The Trust issued preferred shares to leverage the portfolio. See "Leverage Considerations in the Trust" below.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?
The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the first business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the fund through the Trust's transfer agent, State Street Bank and Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN THE TRUST
Leverage increases the duration (or price sensitivity of the net assets with respect to changes in interest rates) of the Trust, which can improve the performance of the Trust in a declining rate environment, but can cause net assets to decline faster in a rapidly rising interest rate environment. The Trust may reduce, or unwind, the amount of leverage employed should the Advisor consider that reduction to be in the best interests of the Trust. The Advisor's portfolio managers continuously monitor and regularly review the Trust's use of leverage and maintain the ability to unwind the leverage if that course is chosen.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO THE TRUST
The Trust is intended to be a long-term investment and is not a short-term trading vehicle.

INVESTMENT OBJECTIVES. Although the objectives of the Trust are to provide current income exempt from regular Federal income tax consistent with the preservation of capital and to invest in municipal bonds that over time will perform better than the broader municipal bond market, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to vary over time as fixed income market conditions change. Future dividends may be higher or lower than the dividend the Trust is currently paying.

LEVERAGE. The Trust utilizes leverage through the issuance of preferred stock, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BSD) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

MUNICIPAL OBLIGATIONS. The value of municipal debt securities generally varies inversely with changes in prevailing market interest rates. Depending on the amount of call protection that the securities in the Trust have, the Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trustees and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
                     THE BLACKROCK STRATEGIC MUNICIPAL TRUST
                                    GLOSSARY
--------------------------------------------------------------------------------

CLOSED-END FUND:         Investment  vehicle  which  initially  offers  a  fixed
                         number of shares  and trades on a stock  exchange.  The
                         Trust   invests  in  a  portfolio  of   securities   in
                         accordance with its stated investment objectives and policies.

DISCOUNT:                When a Trust's  net  asset  value is  greater  than its
                         stock price the fund is said to be trading at a discount.

DIVIDEND:                Income  generated  by  securities  in a  portfolio  and
                         distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends to common shareholders on a monthly basis.

DIVIDEND REINVESTMENT:   Shareholders  may have all dividends and  distributions
                         of  capital   gains   automatically   reinvested   into
                         additional shares of a Trust.

MARKET PRICE:            Price per share of a security  trading in the secondary
                         market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

NET ASSET VALUE (NAV):   Net  asset  value  is the  total  market  value  of all
                         securities  and other  assets  held by the Trust,  plus
                         income   accrued   on  its   investments,   minus   any
                         liabilities including accrued expenses,  divided by the
                         total  number  of   outstanding   shares.   It  is  the
                         underlying value of a single share on a given day. Net asset value for the Trust is calculated weekly and published in BARRON'S on Saturday and THE WALL STREET
                         JOURNAL on Monday.

PREMIUM: When a Trust's stock price is greater than its net asset value, the Trust is said to be trading at a premium.

PRE-REFUNDED BONDS:      These securities are collateralized by U.S.  Government
                         securities which are held in escrow and are used to pay
                         principal  and  interest  on the tax  exempt  issue and
                         retire  the  bond  in  full  at  the  date   indicated,
                         typically at a premium to par.

--------------------------------------------------------------------------------
                            BLACKROCK ADVISORS, INC.
                           SUMMARY OF CLOSED-END FUNDS
--------------------------------------------------------------------------------

TAXABLE TRUSTS
--------------------------------------------------------------------------------
                                                                 STOCK  MATURITY
PERPETUAL TRUSTS                                                 SYMBOL     DATE
                                                                 ------   ------
The BlackRock Income Trust Inc.                                  BKT         N/A
The BlackRock North American Government Income Trust Inc.        BNA         N/A
The BlackRock High Yield Trust                                   BHY         N/A

TERM TRUSTS
The BlackRock Target Term Trust Inc.                             BTT       12/00
The BlackRock 2001 Term Trust Inc.                               BTM       06/01
The BlackRock Strategic Term Trust Inc.                          BGT       12/02
The BlackRock Investment Quality Term Trust Inc.                 BQT       12/04
The BlackRock Advantage Term Trust Inc.                          BAT       12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc.        BCT       12/09

TAX-EXEMPT TRUSTS
--------------------------------------------------------------------------------
                                                                 STOCK  MATURITY
PERPETUAL TRUSTS                                                 SYMBOL     DATE
                                                                 ------   ------
The BlackRock Investment Quality Municipal Trust Inc.            BKN         N/A
The BlackRock California Investment Quality Municipal Trust Inc. RAA         N/A
The BlackRock Florida Investment Quality Municipal Trust         RFA         N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc. RNJ         N/A
The BlackRock New York Investment Quality Municipal Trust Inc.   RNY         N/A
The BlackRock Pennsylvania Strategic Municipal Trust             BPS         N/A
The BlackRock Strategic Municipal Trust                          BSD         N/A

TERM TRUSTS
The BlackRock Municipal Target Term Trust Inc.                   BMN       12/06
The BlackRock Insured Municipal 2008 Term Trust Inc.             BRM       12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc.  BFC       12/08
The BlackRock Florida Insured Municipal 2008 Term Trust          BRF       12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc.    BLN       12/08
The BlackRock Insured Municipal Term Trust Inc.                  BMT       12/10



 IF YOU WOULD LIKE FURTHER INFORMATION PLEASE CALL BLACKROCK AT (800) 227-7BFM
                 (7236) OR CONSULT WITH YOUR FINANCIAL ADVISOR.

--------------------------------------------------------------------------------
                      BLACKROCK FINANCIAL MANAGEMENT, INC.
                                   AN OVERVIEW
--------------------------------------------------------------------------------

     BlackRock Financial Management, Inc. ("BlackRock") is an SEC-registered investment adviser. As of Septemebr 30, 1999, BlackRock and its affiliates managed over $148 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. BlackRock manages twenty-three closed-end funds that are traded on either the New York or American stock exchanges, and a $24 billion family of open-end funds. BlackRock manages over 487 accounts, domiciled in the United States and overseas.

     BlackRock's fixed income product was introduced in 1988 by a team of highly seasoned fixed income professionals. These professionals had extensive experience creating, analyzing and trading a variety of fixed income instruments, including the most complex structured securities. In fact, several individuals at BlackRock were responsible for developing many of the major innovations in the mortgage-backed and asset-backed securities markets, including the creation of the first CMO, the floating rate CMO, the senior/subordinated pass-through and the multi-class asset-backed security.

     BlackRock is unique among asset management and advisory firms in the emphasis it places on the development of proprietary analytical capabilities. Over one quarter of the firm's professionals is dedicated to the design, maintenance and use of these systems, which are not otherwise available to investors. BlackRock's proprietary analytical tools are used for evaluating, and designing fixed income investment strategies for client portfolios. Securities purchased include mortgages, corporate bonds, municipal bonds and a variety of hedging instruments.

     BlackRock has developed investment products that respond to investors' needs and has been responsible for several major innovations in closed-end funds. In fact, BlackRock introduced the first closed-end mortgage fund, the first taxable and tax-exempt closed-end funds to offer a finite term, the first closed-end fund to achieve a AAA rating by Standard & Poor's, and the first closed-end fund to invest primarily in North American Government securities. Currently, BlackRock's closed-end funds have dividend reinvestment plans, which are designed to provide ongoing demand for the stock in the secondary market. BlackRock manages a wide range of investment vehicles, each having specific investment objectives and policies.

     In view of our continued desire to provide a high level of service to all our shareholders, BlackRock maintains a toll-free number for your questions. The number is (800) 227-7BFM (7236). We encourage you to call us with any questions that you may have about your BlackRock funds and we thank you for the continued trust that you place in our abilities.

                      If you would like further information
           please do not hesitate to call BlackRock at (800) 227-7BFM

BLACKROCK

TRUSTEES
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Kevin Klingert, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Karen H. Sabath, SECRETARY

INVESTMENT ADVISER
BlackRock Advisors, Inc.
400 Bellevue Parkway
Wilmington, DE 19809
(800) 227-7BFM

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

AUCTION AGENT
Deutsche Bank
4 Albany Street
New York, NY 10006

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, NY 10022

     This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.


                  THE BLACKROCK STRATEGIC MUNICIPAL TRUST INC.
                          c/o BlackRock Advisors, Inc.
                              400 Bellevue Parkway
                              Wilmington, DE 19809

THE BLACKROCK
STRATEGIC
MUNICIPAL TRUST
ANNUAL REPORT
DECEMBER 31, 1999


[GRAPHIC OMITTED]


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